Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
April 30, 1999



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.1847%



        Excess Protection Level
          3 Month Average  5.93%
          April, 1999  5.07%
          March, 1999  6.69%
          February, 1999  6.03%


        Cash Yield                                  17.83%


        Investor Charge Offs                        5.23%


        Base Rate                                   7.53%


        Over 35 Day Delinquency                     4.87%


        Seller's Interest                           10.40%


        Total Payment Rate                          14.17%


        Total Principal Balance                     $42,469,994,217.25


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,418,074,698.76